Johnson Equity Income Fund Video Script

Topic: Showcasing the Johnson Equity Income Fund

Participants: Tony Miliano (Host) & Charles Rinehart (Expert)

Script

Tony: Hello and welcome everyone to the JIC Research Edge. My name is Tony Miliano and I’m an Associate Portfolio Manager and today we’re joined by Charles Rinehart, who’s a Portfolio Manager and oversees our Johnson Equity Income Fund. Today Charles is going to give us an overview of the fund and what it seeks to achieve. So, Charles thanks for joining us…

Charles: Absolutely.

Tony: …maybe start by giving us a high-level overview of what the fund is.

Charles: The Equity Income Fund is a stock selection strategy focused on US stocks and we developed it in the early 2000s really in response to clients’ requests for a portfolio that would both participate when market environments were good and provide some relative protection when times were not so good. We built the fund with that in mind and over time it’s done a good job of simultaneously protecting and enhancing capital.

Tony: I see. So maybe you can define for us what equity income means.

Charles: Sure. Equity income is just industry jargon for dividends. As I mentioned, we built the fund based on client needs. Part of our client needs, particularly for those who are living off their portfolio, is providing a safe and steady income stream. We seek to provide that by investing primarily in companies that pay dividends and we seek to have an overall portfolio yield that is higher than the market. That fits with our overall strategy very nicely because companies that pay high and growing dividends are generally healthy and growing companies so that fits our overall protect and enhance mantra.

Tony: So essentially the idea is to provide an enhanced dividend yield and protected growth. Maybe you can walk us through how the team achieves those objectives.

Charles: For us, its really all about a very devoted focus on high quality stocks. When I say that, I mean companies that earn high margins, have very steady earnings streams throughout the cycle, and have responsible balance sheets – meaning that they don’t have too much debt. Those companies, according to our research, provide higher returns with less volatility than the overall market both over long periods of time and they really shine in those difficult market environments like recessions and bear markets, those times that you really need to lean on that quality and want the best out of your portfolio. So by focusing on those companies, we think we give ourselves a better pond to fish in.

Tony: So once you’ve determined which companies are in your universe, how do you decide which stocks to buy?

Charles: The purchase decision is really all about valuation. For us, successful investors don’t just buy good stocks, they buy stocks well. That means having a really good understanding of what the market is pricing into every stock at any given time. So our analysts spend a lot of time dissecting those market expectations so that we know when we think the market is getting ahead of itself, and when it might be falling behind. That gives us chances for relative outperformance or underperformance based on the price of a stock at any given time. When we pair that valuation focus with the high-quality focus we talked about earlier as well as the enhanced dividends, we’ve seen the portfolio do really well in those times of stress and add value over time.

Tony: Makes sense, well thank you Charles for your time and for the overview. If you have any questions or want information on the Johnson Equity Income Fund, please contact your Portfolio Manager.

DISCLOSURES

This material is provided by Johnson Investment Counsel (“Johnson”) for informational purposes only. It is not intended to serve as a substitute for personalized investment advice or as a recommendation or solicitation of any particular security, strategy or investment product.

This video is not meant to be a recommendation toward the sale or purchase of any of the securities mentioned in the video. Opinions expressed by Johnson Investment Counsel are based on economic, market or other conditions at the time this material was produced.

Facts presented have been obtained from sources believed to be reliable. Johnson Investment Counsel, however, cannot guarantee the accuracy or completeness of such information, and certain information presented here may have been condensed or summarized from its original source.

Johnson Investment Counsel does not provide tax, accounting or legal advice, and nothing in this presentation should be taken as tax, accounting or legal advice. Individuals should seek such advice based on their own particular circumstances from a qualified tax, accounting or legal advisor.

The material contained in this presentation are copyrighted materials of Johnson Investment Counsel and may not be reproduced, distributed, retransmitted, published or otherwise transferred, commercially exploited, or publicly displayed without permission from Johnson Investment Counsel.

For more information, please carefully read the most recent prospectus dated May 1, 2019. To obtain a prospectus for the Fund, please contact Johnson Mutual Funds at 513-661-3100 or 800-541-0170. Shares in the Fund may fluctuate, sometimes significantly, based on market conditions and other factors.

The market's behavior is unpredictable and there can be no guarantee that the Fund will achieve its goal. The return and principal value of your investment will fluctuate and be more or less than their original cost at the time of redemption. The information discussed and the data represented herein reflects past performance and is not a guarantee of future results.